AMENDED AND RESTATED
                                                    CREDIT AGREEMENT DATED
                                                        AS OF JUNE 3, 1996


                                     WAIVER


                  WAIVER, dated as of October 27, 1997 (this "Waiver"), under the Amended and Restated Credit Agreement, dated as of June 3, 1996 (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CANADA INC., a Canadian corporation (the "Canadian Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent to the lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Canadian Borrower and Holdings have requested the Lenders to waive certain covenants in the Credit Agreement as set forth herein; and

                  WHEREAS, the Lenders are willing to waive such covenants in the Credit Agreement on and subject to the terms and conditions thereof;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  SECTION 2. Waiver of Section 6.14 (Interest Coverage Ratio).
Section 6.14 of the Credit Agreement is hereby waived for the fiscal quarter ending September 27, 1997; provided that such waiver is effective only if the Interest Coverage Ratio is at least 1.70 to 1.00 for such fiscal quarter.

                  SECTION 3. Waiver of Section 6.16 (Leverage Ratio). Section
6.16 of the Credit Agreement is hereby waived for the fiscal quarter ending September 27, 1997; provided that such waiver is effective only if the Leverage Ratio is no greater than 3.30 to 1.00 for such fiscal quarter.

                  SECTION 4. Representations and Warranties. The parties hereto hereby represent and warrant to the Administrative Agent and each Lender that after giving effect to the waivers contained herein, each party hereto hereby confirms, reaffirms and restates the representations and warranties set forth in Article III of the Credit Agreement as if made on and as of the Waiver Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Waiver and (iii) the Credit Agreement as amended by this Waiver.

                  SECTION 5. Conditions Precedent. This Waiver shall become effective as of the date hereof (the "Waiver Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

                  (a) Waiver. The Administrative Agent shall have received this Waiver, executed and delivered by a duly authorized officer of each of the Borrower, the Canadian Borrower, Holdings and the Required Lenders.

                  (b) No Default or Event of Default. On and as of the Waiver Effective Date and after giving effect to this Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

                  (c) Representations and Warranties. The representations and warranties made by the Borrower and the Canadian Borrower in the Credit Agreement and herein after giving effect to this Waiver and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Waiver Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

                  (d) Acknowledgement and Consent. The Administrative Agent shall have received from each of Holdings, the Borrower, the Canadian Borrower and the other Loan Parties with respect to each Loan Document to which it is a party a duly executed Acknowledgment and Consent, substantially in the form of Exhibit A hereto.

                  SECTION 6. Continuing Effect of Credit Agreement. This Waiver shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  SECTION 7. Expenses. The Borrower and the Canadian Borrower agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Waiver and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Waiver and any other such documents.

                  SECTION 8.  GOVERNING LAW.  THIS WAIVER SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                           COLLINS & AIKMAN PRODUCTS CO.


                                           By /s/ J. Michael Stepp
                                             -----------------------
                                             Name: J. Michael Stepp
                                             Title: Chief Financial Officer and
                                                      Executive Vice President


                                          COLLINS & AIKMAN CANADA INC.


                                          By /s/ J. Michael Stepp
                                             -----------------------
                                            Name: J. Michael Stepp
                                            Title: Chief Financial Officer and
                                                     Executive Vice President


                                         COLLINS & AIKMAN CORPORATION


                                         By /s/ J. Michael Stepp
                                             -----------------------
                                           Name: J. Michael Stepp
                                           Title: Chief Financial Officer and
                                                    Executive Vice President


                                         THE CHASE MANHATTAN BANK,
                                           as Administrative Agent
                                           and as a Lender


                                         By /s/ Rosemary Bradley
                                           -----------------------
                                           Name: Rosemary Bradley
                                           Title: Vice President

                                         BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION, as Managing
                                           Agent and a Lender


                                         By /s/ Daniel T. Pervicia
                                            -----------------------
                                            Name: Daniel T. Pervicia
                                            Title: Vice President


                                         NATIONSBANK, N.A., as Managing Agent
                                          and a Lender


                                         By /s/ John R. Clemens
                                            -----------------------
                                            Name: John R. Clemens
                                            Title: Senior Vice President


                                         AERIES FINANCE LTD.


                                         By /s/ Andrew Ian Wignall
                                           -----------------------
                                           Name: Andrew Ian Wignall
                                           Title: Director


                                         CERES FINANCE LTD.


                                         By /s/ David Egglishaw
                                            -----------------------
                                            Name: David Egglishaw
                                            Title: Director


                                         STRATA FUNDING LTD.


                                         By /s/ David Egglishaw
                                            -----------------------
                                            Name: David Egglishaw
                                            Title: Director

                                         BANK OF IRELAND - GRAND CAYMAN BRANCH


                                         By____________________________________
                                           Name:
                                           Title:


                                         THE BANK OF NEW YORK


                                         By /s/ John Yancey
                                           -----------------------
                                           Name: John Yancey
                                           Title: Vice President


                                         THE BANK OF NOVA SCOTIA


                                          By: /s/ W. E. Zarrett
                                            -----------------------
                                            Name:  William E. Zarrett
                                            Title: Senior Relationship Manager


                                         BANK OF SCOTLAND


                                         By /s/ Janet Taffe
                                            -----------------------
                                           Name: Janet Taffe
                                           Title: Asst. Vice President


                                        BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                        By  ___________________________________
                                            Name:
                                            Title:

                                         BRANCH BANKING AND TRUST COMPANY


                                         By /s/ Thatcher L. Townsend
                                            -------------------------
                                           Name: Thatcher L. Townsend, III
                                           Title: Vice President


                                         OCTAGON CREDIT INVESTORS LOAN
                                          PORTFOLIO (a unit of The Chase
                                          Manhattan Bank)



                                           By /s/ James Ferguson
                                             -------------------------
                                              Name: James P. Ferguson
                                              Title: Managing Director


                                         CIBC INC.


                                          By /s/ Roger Colden
                                             ------------------------
                                             Name: Roger Colden
                                             Title: Director


                                         COMPAGNIE FINANCIERE DE CIC ET
                                          DEL'UNION EUROPEENNE


                                         By /s/ Anthony Rock
                                           ------------------------
                                           Name: Anthony Rock
                                           Title: Vice President

                                         By /s/ Sean Mounier
                                            ------------------------
                                            Name: Sean Mounier
                                            Title: First Vice President

                                         COMMERCIAL LOAN FUNDING TRUST I


                                         By /s/ Christopher Ryan
                                           ------------------------
                                           Name: Christopher Ryan
                                           Title:

                                         CREDIT LYONNAIS, NEW YORK BRANCH AND
                                          CREDIT LYONNAIS ATLANTA AGENCY


                                           By________________________________
                                             Name:
                                             Title:


                                         CREDITANSTALT CORPORATE FINANCE, INC.


                                         By___________________________________
                                           Name:
                                           Title:


                                         CRESCENT/MACH I PARTNERS, L.P.

                                         By: TCW Asset Management Company
                                               its Investment Manager


                                         By__________________________________
                                            Name:
                                            Title:


                                         CRESTAR BANK


                                         By__________________________________
                                            Name:
                                            Title:


                                         CYPRESS TREE INVESTMENT PARTNERS I


                                         By__________________________________
                                           Name:
                                           Title:

                                         DRESDNER BANK, A.G.  NEW YORK AND
                                           GRAND CAYMAN BRANCH


                                         By /s/ Beverly Cason
                                           ------------------------
                                           Name: Beverly Cason
                                           Title: Vice President


                                         By /s/ Christopher Sarisky
                                           ------------------------
                                          Name: Christopher Sarisky
                                          Title: Assistant Treasurer


                                         FIRST UNION NATIONAL BANK OF NORTH
                                          CAROLINA


                                         By /s/ David Trotter
                                           ------------------------
                                           Name: David Trotter
                                           Title: Vice President


                                         FUJI BANK, LIMITED


                                         By /s/ Teiji Teramoto
                                           ------------------------
                                           Name: Teiji Teramoto
                                           Title: Vice President & Manager


                                         GIROCREDIT BANK


                                         By /s/ John S. Runnion
                                           ------------------------
                                           Name: John S. Runnion
                                           Title: First Vice President

                                         INDOSUEZ CAPITAL FUNDING II LTD.

                                         By: Indosuez Capital,
                                             as Portfolio Advisor



                                         By /s/ Francoise Berthelot
                                           ------------------------
                                            Name: Francoise Berthelot
                                            Title: Vice President


                                         THE INDUSTRIAL BANK OF JAPAN, LTD.


                                         By___________________________________
                                            Name:
                                            Title:


                                         THE LONG-TERM CREDIT BANK OF JAPAN
                                          LTD., NEW YORK BRANCH


                                         By________________________________
                                          Name:
                                          Title:


                                         MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND, INC.


                                         By /s/ Gilles Marchand
                                           ------------------------
                                            Name: Gilles Marchand, CFA
                                            Title: Authorized Signatory


                                         MERRILL LYNCH PRIME RATE PORTFOLIO


                                         By:  Merrill Lynch Asset Management,
                                               L.P.,
                                               as Investment Advisor

                                         By /s/ Gilles Marchand
                                           ------------------------
                                            Name: Gilles Marchand, CFA
                                            Title: Authorized Signatory

                                         MORGAN STANLEY SENIOR FUNDING, INC.


                                         By /s/ Christopher Pudillo
                                           ------------------------
                                           Name:  Christopher Pudillo
                                           Title:  Vice President


                                         PARIBAS CAPITAL FUNDING LLC


                                         By____________________________________
                                           Name:
                                           Title:


                                         SENIOR HIGH INCOME PORTFOLIO, INC.


                                         By /s/ Gilles Marchand
                                           ------------------------
                                           Name: Gilles Marchand, CFA
                                           Title: Authorized Signatory


                                         THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION


                                         By___________________________________
                                           Name:
                                           Title:


                                         NATIONAL CITY BANK


                                         By___________________________________
                                           Name:
                                           Title:

                                         THE FIRST NATIONAL BANK OF CHICAGO


                                         By /s/ Larry Cooper
                                           ------------------------
                                           Name: Larry E. Cooper
                                           Title: First Vice President


                                         NEW YORK LIFE INSURANCE COMPANY


                                         By____________________________________
                                           Name:
                                           Title:


                                         NEW YORK LIFE INSURANCE AND ANNUITY
                                          CORPORATION


                                         By___________________________________
                                           Name:
                                           Title:


                                         SOCIETE GENERALE


                                         By____________________________________
                                             Name:
                                             Title:


                                         SUNTRUST BANK, ATLANTA


                                         By /s/ Jeffrey D. Drucker
                                           ------------------------
                                            Name: Jeffrey D. Drucker
                                            Title: Banking Officer


                                         By /s/ R. B. King
                                           ------------------------
                                           Name: Raymond B. King
                                           Title: V. P. Team Leader

                                        THE SUMITOMO TRUST & BANKING CO., LTD.


                                         By__________________________________
                                           Name:
                                           Title:


                                         THE TORONTO-DOMINION BANK


                                         By__________________________________
                                           Name:
                                           Title:


                                        THE TRAVELERS INSURANCE COMPANY


                                         By___________________________________
                                            Name:
                                            Title:


                                       UNITED STATES NATIONAL BANK OF OREGON


                                       By___________________________________
                                          Name:
                                          Title:


                                       VAN KAMPEN AMERICAN CAPITAL PRIME
                                        RATE INCOME TRUST


                                       By /s/ Kathleen A. Zarn
                                           ------------------------
                                          Name: Kathleen A. Zarn
                                          Title: Vice President

                                          WACHOVIA BANK OF NORTH CAROLINA, N.A.


                                          By /s/ Sarah T. Warren
                                           ------------------------
                                             Name: Sarah T. Warren
                                             Title: Vice President


                                          WELLS FARGO BANK


                                           By_________________________________
                                             Name:
                                             Title:


                                         THE YASUDA TRUST & BANKING CO., LTD.



                                           ___________________________________
                                             Name:
                                             Title:


                                           NASEXIS BANQUE BFCE


                                          By: _______________________________
                                               Name:
                                               Title:


                                         SENIOR DEBT PORTFOLIO
                                         By:  Boston Management and Research,
                                               as Investment Advisor


                                         By:   /s/ Scott Page
                                           ------------------------
                                              Name: Scott H. Page
                                              Title: Vice President

                                                                   EXHIBIT A TO
                                                                         WAIVER

                           ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned corporations hereby:

         (a) acknowledges and consents to the execution, delivery and performance of the Waiver, dated as of October 27, 1997 (the "Waiver") to the Amended and Restated Credit Agreement dated as of June 3, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Canada Inc. (the "Canadian Borrower") Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"); and

         (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  October 27, 1997
                                        COLLINS & AIKMAN PRODUCTS CO.

                                         By: _________________________________
                                              Name:
                                              Title:

                                         COLLINS & AIKMAN CANADA INC.

                                         By: _________________________________
                                             Name:
                                             Title:

                                         COLLINS & AIKMAN CORPORATION

                                         By: _________________________________
                                             Name:
                                             Title:

                                         PACJ, INC.

                                         By: _________________________________
                                             Name:
                                             Trustees:

                                         THE AKRO CORPORATION

                                         By:_________________________
                                            Name:
                                            Title:


                                         DURA CONVERTIBLE SYSTEMS, INC.

                                           By:_________________________
                                           Name:
                                           Title:


                                        IMPERIAL WALLCOVERINGS, INC.

                                        By:_________________________
                                            Name:
                                            Title:


                                         MARKETING SERVICE, INC.

                                         By:_________________________
                                            Name:
                                            Title:



                                         GREFAB, INC.

                                         By:_________________________
                                            Name:
                                            Title:


                                         WICKES ASSET MANAGEMENT, INC.

                                         By:_________________________
                                            Name:
                                            Title:

                                         COLLINS & AIKMAN INTERNATIONAL
                                            CORPORATION

                                        By:_______________________________
                                             Name:
                                             Title:


                                         WICKES MANUFACTURING COMPANY

                                          By:_________________________
                                              Name:
                                              Title:


                                         WICKES REALTY, INC.

                                         By:_________________________
                                            Name:
                                            Title:


                                        AMCO CONVERTIBLE FABRICS, INC.

                                        By:_________________________
                                            Name:
                                            Title:


                                         MANCHESTER PLASTICS, INC.

                                         By:_________________________
                                            Name:
                                            Title:



                                         HUGHES PLASTICS, INC.

                                         By:_________________________
                                                Name:
                                                Title:

                                         ACK-TI-LINING, INC.

                                         By:_________________________
                                            Name:
                                            Title:


                                         COLLINS & AIKMAN PROPERTIES, INC.

                                         By:_________________________
                                            Name:
                                            Title: